                                                                   Exhibit 99.44

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 2
SERVICER REPORT DATE 11-Oct-00                                Beginning 1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                                    Ending 30-Sep-00
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL       INTEREST          TOTAL         END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION    DISTRIBUTION     DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $121,828,723.91    21,006,701.67   $  705,466.89    21,712,168.56   $100,822,022.24
CLASS A-2 NOTES   $227,084,000.00   $227,084,000.00   $         0.00   $1,324,656.67     1,324,656.67   $227,084,000.00
CLASS A-3 NOTES   $196,340,000.00   $196,340,000.00   $         0.00   $1,155,133.67     1,155,133.67   $196,340,000.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS    $691,731,000.00   $645,867,723.91   $21,006,701.67   $3,784,754.93   $24,791,456.60   $624,861,022.24
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                FACTOR INFORMATION PER $1,000

                    PRINCIPAL      INTEREST      END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION       BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES   125.26955174     4.20692037     601.23334590
CLASS A-2 NOTES             --     5.83333333   1,000.00000000
CLASS A-3 NOTES             --     5.88333333   1,000.00000000
CLASS A-4 NOTES             --     5.95833333   1,000.00000000
--------------------------------------------------------------
   NOTE TOTALS    125.26955174    21.88192037   3,601.23334590
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 2
SERVICER RPT DATE: 11-Oct-00                                 BEGINNING: 1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                                   ENDING: 30-Sep-00
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal        Interest          Total       Prin(per$1000/orig)   Int(per$1000/orig)   Total(per$1000/orig)
            -----------------------------------------------------------------------------------------------------------------
CLASS A-1   $21,006,701.67   $  705,466.89   $21,712,168.56      $125.26955174         $ 4.20692037         $  129.47647211
CLASS A-2   $           --   $1,324,656.67   $ 1,324,656.67      $          --         $ 5.83333333         $    5.83333333
CLASS A-3   $           --   $1,155,133.67   $ 1,155,133.67      $          --         $ 5.88333333         $    5.88333333
CLASS A-4   $           --   $  599,497.71   $   599,497.71      $          --         $ 5.95833333         $    5.95833333
            -----------------------------------------------------------------------------------------------------------------
   TOTAL    $21,006,701.67   $3,784,754.93   $24,791,456.60      $125.26955174         $21.88192037         $  147.15147211

  II. Pool Balance at the end of the Collection Period                                                      $631,848,485.99

 III. Insurance Premium                                                                                     $     96,333.00

  IV. Spread Account Balance
         (A) Balance after Deposits/Withdrawals for prior Distribution Date                                 $  9,369,645.15
         (B) Balance after Deposits/Withdrawals for current Distribution Date                               $ 10,761,903.32

   V. Spread Account Required Amount                                                                        $ 15,796,212.15

  VI. Spread Account Withdrawals
         (A) Withdrawal to make required payments under 4.03                                                $             0
         (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                        $             0

 VII. Servicing Fee                                                                                              544,045.99

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                       $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                   $             0

   X. Available Funds                                                                                       $ 26,802,594.89

  XI. Insured Payment (if any)                                                                              $             0

 XII. Note Principal and Interest Carryover Shortfalls

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
            -------------------------------------------------
CLASS A-1          $0.00                 $0.00          $0.00
CLASS A-2          $0.00                 $0.00          $0.00
CLASS A-3          $0.00                 $0.00          $0.00
CLASS A-4          $0.00                 $0.00          $0.00
            -------------------------------------------------
   TOTAL           $0.00                 $0.00          $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

            Current Distribution Date   Prior Distribution Date
                  Note Principal             Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
            -----------------------------------------------------------------------------------
CLASS A-1             $0.00                       $0.00                       $0.00
CLASS A-2             $0.00                       $0.00                       $0.00
CLASS A-3             $0.00                       $0.00                       $0.00
CLASS A-4             $0.00                       $0.00                       $0.00
            -----------------------------------------------------------------------------------
   TOTAL              $0.00                       $0.00                       $0.00

            Prior Distribution Date   Current Distribution Date
                 Note Interest              Note Interest                Change in Note
              Carryover Shortfall        Carryover Shortfall      Interest Carryover Shortfall
            ----------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 2
SERVICER RPT DATE: 11-Oct-00                                 BEGINNING: 1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                                   ENDING: 30-Sep-00
--------------------------------------------------------------------------------

CLASS A-1             $0.00                     $0.00                         $0.00
CLASS A-2             $0.00                     $0.00                         $0.00
CLASS A-3             $0.00                     $0.00                         $0.00
CLASS A-4             $0.00                     $0.00                         $0.00
            ----------------------------------------------------------------------------------
   TOTAL              $0.00                     $0.00                         $0.00

  IX. Delinquency Ratio

     A.   Delinquency Statistics

   Days               Outstanding     Past Due
Delinquent   Units     Principal       Amount
-----------------------------------------------
  31- 60       985   12,412,790.51   693,851.73
  61- 90       138    1,708,421.35   147,545.26
  91- 120       37      450,465.12    55,797.53
   121+          1       13,604.40     1,258.64
-----------------------------------------------
  TOTAL      1,161   14,585,281.38   898,453.16

     B.   Delinquency Percentage

          (1) Outstanding Principal Balance for Delinquency => 30Days   $ 14,585,281.38
          (2) Pool Principal Balance Beginning of Collection Period     $652,855,187.66
          (3) Delinquency Percentage (Line 1/Line 2)                               2.23%



   X. Principal Balance of repossessed Financed Vehicles      Units     Principal
                                                              -----   -------------
                                                               115    $1,516,644.97

  XI. Liquidation Proceeds received for Defaulted Contracts           $  321,145.17

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 2
SERVICER RPT DATE: 11-Oct-00                                  BEGINNING 1-Sep-00
DISTRIBUTION DATE: 16-Oct-00                                    ENDING 30-Sep-00
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                   698,718,463.75

B.   Beginning of Period Outstanding Pool Balance                                                            652,855,187.66

C.   Monthly Principal Amounts

     (1)  Monthly Scheduled Payments                                                                          12,991,352.74
     (2)  Full Prepayments (excluding Purchased Receivables)                                                   7,419,333.55
     (3)  Receivables becoming Liquidated Receivables during period                                              609,125.75
     (4)  Receivables becoming Purchased Receivables during period                                                       --
     (5)  Other Receivables adjustments                                                                          (13,110.37)

     Total Monthly Principal Amounts                                                                          21,006,701.67

D.   Total Monthly Payments allocable to Interest                                                              5,882,831.07

E.   End of period Outstanding Pool Balance                                                                  631,848,485.99

F.   Pool Factor                                                                                                   0.904296

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                             Class A-1        Class A-2        Class A-3       Class A-4
                                                          -----------------------------------------------------------------
A.   Beginning of period Outstanding Principal Balance    121,828,723.91   227,084,000.00   196,340,000.00   100,615,000.00

B.   Noteholders' Principal Distributable Amount           21,006,701.67             0.00             0.00             0.00
C.   Noteholders' Interest Distributable Amount               705,466.89     1,324,656.67     1,155,133.67       599,497.71
                                                          -----------------------------------------------------------------
D.   Note Distributable Amount                             21,712,168.56     1,324,656.67     1,155,133.67       599,497.71
E.   Note Principal Carryover Shortfall                                0                0                0                0
F.   Note Interest Carryover Shortfall                                 0                0                0                0
G.   Insured Payment                                                   0                0                0                0

H.   End of period Outstanding Principal Balance          100,822,022.24   227,084,000.00   196,340,000.00   100,615,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

          (1) Monthly Scheduled Payments on Receivables
                 during period (including partial prepays)
              (a) Principal                                                                                   12,991,352.74
              (b) Interest                                                                                     5,790,469.51
          (2) Full Prepayments collected during period
              (a)  Principal                                                                                   7,098,981.28
              (b)  Interest                                                                                       72,999.63
          (3) Net Liquidation Proceeds collected during
                 period                                                                                          325,584.34
          (4) Net Insurance Proceeds collected during
                 period
              (a) Principal                                                                                      320,352.27
              (b) Interest                                                                                         4,512.52
          (5) Purchase Amounts deposited in Collection
                 Account                                                                                                  0
          (6) Investment Earnings - Collection Account                                                           198,342.60

          Total Available Funds in Collection Account                                                         26,802,594.89

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Oct-00                                 COLLECTION PERIOD 2
DISTRIBUTION DATE: 16-Oct-00                                  BEGINNING 1-Sep-00
                                                                ENDING 30-Sep-00
--------------------------------------------------------------------------------

     B.   Available Funds in Payment Account:

          (1)  Available Funds transferred from Collection Account                                          $ 26,802,594.89
          (2)  Amount withdrawn from Spread Account and deposited to Payment Account                        $            --
          (3)  Insured Payment deposited to Payment Account                                                 $            --

          Total Available Funds in Payment Account                                                          $ 26,802,594.89

     C.   Distributions from Payment Account:

          (1)  Monthly Servicing Fee                                                                             544,045.99
          (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                                   0
          (3)  Owner Trustee Fees (if paid from Available Funds)                                                          0
          (4)  Indenture Trustee Fees (if paid from Available Funds)                                                      0
          (5)  Insurance Premium                                                                                  96,333.00
          (6)  Note Interest Distributable Amount
               (a)  Class A - 1                                                                                  705,466.89
               (b)  Class A - 2                                                                                1,324,656.67
               (c)  Class A - 3                                                                                1,155,133.67
               (d)  Class A - 4                                                                                  599,497.71
          (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
               (a)  Class A - 1                                                                                           0
               (b)  Class A - 2                                                                                           0
               (c)  Class A - 3                                                                                           0
               (d)  Class A - 4                                                                                           0
          (8)  Note Principal Distributable Amount
               (a)  Class A - 1                                                                               21,006,701.67
               (b)  Class A - 2                                                                                          --
               (c)  Class A - 3                                                                                          --
               (d)  Class A - 4                                                                                          --
          (9)  Reimbursement Amounts Owing to Insurer                                                                     0
          (10) Spread Account Deposit (to increase to Required Amount)                                         1,370,759.30
          (11) Indenture or Owner Trustee Fees (not paid under C)                                                         0
          (12) Re-Liening Expenses (To the extent not paid by Servicer)                                                   0
          (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                        0
          (14) After Servicer Default, remaining Available Funds deposited
               in Note Distribution Account                                                                               0

          Total Distributions                                                                                 26,802,594.89

     D.   Excess Available Funds (or shortfall )                                                                         --

     E.   Remaining Available Funds to holder of Residual
             Interest Certificate                                                                                         0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A.   Available Funds Transferred from
               Collection Account to Payment Account                                                        $ 26,802,594.89
          B.   Distributions required under 4.03 (a)(i)
               through (vii)                                                                                $ 25,431,835.59
          C.   Spread Account Deposit to Payment Account
               (Min: $0 and Lines A -B)                                                                                   0
          D.   Spread Account withdrawal required to
               reimburse Insurer for Preference Amounts                                                                   0

V. SPREAD ACCOUNT BALANCE

          A.   Spread Account Balance After Deposit/Disbursements
               (1)  Beginning Spread Account Balance                                                        $  9,369,645.15
               (2)  Investment Income Deposited to Spread Account                                           $     21,498.88
               (3)  Withdrawal to make required payments under 4.03                                                       0

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Oct-00                                 COLLECTION PERIOD 2
DISTRIBUTION DATE: 16-Oct-00                                  BEGINNING 1-Sep-00
                                                                ENDING 30-Sep-00
--------------------------------------------------------------------------------

               (4)  Withdrawal to reimburse Preference Amounts (to Insurer)                                               0
               (5)  Deposit to Spread Account after Disbursements                                           $  1,370,759.30
               (6)  Spread Account Balance after Deposit/Disbursments                                       $ 10,761,903.32

          B.   Spread Account Required Amount                                                               $ 15,796,212.15

               (1)  2.5% of Pool Balance                                                                    $ 15,796,212.15
               But in no event less than the lesser of (a) or (b)
                    (a) .5% of Original Pool Balance                                                        $  3,493,592.32
                    (b) Outstanding Principal Amount of All Notes                                           $624,861,022.24

          C.   Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                          0

          D.   Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                                --

VI. INSURED PAYMENTS

          A.   Available Funds Transferred from Collection Account to Payment Account                       $ 26,802,594.89
          B.   Available Funds Transferred from Spread Account to Payment Account                           $             0
          C.   Note Interest Distributable Amount                                                              3,784,754.93
          D.   Guaranteed Note Principal Amount                                                             $             0
          E.   Deficiency Amount                                                                            $             0
               (Min:(Lines A+B-C-D) and $0.00)                                                              $             0
          F.   Preference Amount                                                                            $             0
          G.   Insured Payment (lines E+F)                                                                  $             0

                 Note Principal             Note Interest
               Carryover Shortfall        Carryover Shortfall                Total
-----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
-----------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Principal            Note Principal               Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1              $0.00                      $0.00                       $0.00
CLASS A-2              $0.00                      $0.00                       $0.00
CLASS A-3              $0.00                      $0.00                       $0.00
CLASS A-4              $0.00                      $0.00                       $0.00
-----------------------------------------------------------------------------------------------
   TOTAL               $0.00                      $0.00                       $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest               Change in Note
               Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1              $0.00                      $0.00                       $0.00
CLASS A-2              $0.00                      $0.00                       $0.00
CLASS A-3              $0.00                      $0.00                       $0.00
CLASS A-4              $0.00                      $0.00                       $0.00
-----------------------------------------------------------------------------------------------
   TOTAL               $0.00                      $0.00                       $0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                      $    617,861.36

VIII. DELINQUENCY RATIO

     A.   Delinquency Statistics

   Days                Outstanding      Past Due
Delinquent   Units      Principal        Amount
-------------------------------------------------
  31- 60      985    $12,412,790.51   $693,851.73
  61- 90      138    $ 1,708,421.35   $147,545.26
  91- 120      37    $   450,465.12   $ 55,797.53
   121+         1    $    13,604.40   $  1,258.64
-------------------------------------------------
   TOTAL     1,161    14,585,281.38    898,453.16

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Oct-00                                 COLLECTION PERIOD 2
DISTRIBUTION DATE: 16-Oct-00                                  BEGINNING 1-Sep-00
                                                                ENDING 30-Sep-00
--------------------------------------------------------------------------------

     B.   Delinquency Percentage

          (1)  Outstanding Principal Balance for Delinquency => 30Days                                      $ 14,585,281.38
          (2)  Pool Principal Balance Beginning of Collection Period                                        $652,855,187.66
          (3)  Delinquency Percentage (Line 1/Line 2)                                                                  2.23%

IX. CUMULATIVE NET LOSS RATIO

          (1)  Principal Balance of Defaulted Contracts in current Collection Period                        $    609,125.75
          (2)  Cumulative Defaulted Contracts Including Defaulted Contracts in
                  current Collection Period                                                                 $    787,102.83
          (3)  Net Liquidation Proceeds collected during current Collection Period                          $    325,584.34
          (4)  Cumulative Net Liquidation Proceeds Including Net Liquidation Proceeds
                  in current Collection Period                                                              $    426,330.04
          (5)  Original Pool Balance                                                                        $698,718,463.75
          (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                                  0.052%

X. REPOSSESSED INVENTORY

                                                                                                    Units      Principal
                                                                                                    -----------------------
          A. Principal Balance of repossessed Financed Vehicles (beg.)                                57         761,463.63
          B. Repossessed Financed Vehicles (Principal)                                                      $  1,364,307.09
          C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                         $    321,145.17
          D. Realized losses on sale of repossessed Financed Vehicles (Principal)                           $    287,980.58
                                                                                                    -----------------------
          E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)                     115    $  1,516,644.97

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11TH day of October, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory